Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Nine Months Ended September 30,
	2011		2010	Change
Interest income	$868,453		1,007,024	(13.8)%
Interest expense	171,455		262,658	(34.7)

Net interest income	696,998		744,366	(6.4)
Provision for losses on loans	364,230		878,872	(58.6)

Net interest income (expense) after provision for losses on loans	332,768		(134,506)	347.4

Non-interest income:
Service charges on deposit accounts	59,595		80,867	(26.3)
Fiduciary and asset management fees	35,046		33,103	5.9
Brokerage revenue	19,067		19,435	(1.9)
Mortgage revenue	15,469		22,295	(30.6)
Bankcard fees	34,344		29,989	14.5
Investment securities gains (losses), net	64,670		(1,043)	nm
Other fee income	15,643		16,372	(4.5)
(Decrease) increase in fair value of private equity investments, net	(941)		5,703	nm
Other non-interest income	22,512		18,735	20.2

Total non-interest income	265,405		225,456	17.7

Non-interest expense:
Salaries and other personnel expense	278,033		313,885	(11.4)
Net occupancy and equipment expense	86,698		91,877	(5.6)
FDIC insurance and other regulatory fees	45,826		52,794	(13.2)
Foreclosed real estate expense	101,716		142,837	(28.8)
(Gains) losses on other loans held for sale, net	(2,591)		73	nm
Professional fees	30,264		33,399	(9.4)
Data processing expense	27,225		33,123	(17.8)
Restructuring charges	30,026		3,420	nm
Loss on curtailment of post-retirement defined benefit plan	398		—	nm
Other operating expenses	87,088		109,162	(20.2)

Total non-interest expense	684,683		780,570	(12.3)

Loss from continuing operations before income taxes	(86,510)		(689,620)	87.5
Income tax expense (benefit)	1,690		(21,034)	nm

Loss from continuing operations	(88,200)		(668,586)	86.8

Income from discontinued operations, net of income taxes	—		43,162	nm

Net loss	(88,200)		(625,424)	85.9

Net loss attributable to non-controlling interest	(220)		(313)	29.7

Net loss attributable to controlling interest	(87,980)		(625,111)	85.9

Dividends and accretion of discount on preferred stock	43,510		43,079	1.0

Net loss attributable to common shareholders	$(131,490)		(668,190)	80.3

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.17)		(1.09)	84.4%
Net loss attributable to common shareholders	(0.17)		(1.03)	83.5

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.17)		(1.09)	84.4
Net loss attributable to common shareholders	(0.17)		(1.03)	83.5

Cash dividends declared per common share	0.03		0.03	—
Return on average assets *	(0.41	) %	(2.77)	236	bp
Return on average common equity *	(8.85)		(43.50)	nm

Average common shares outstanding - basic	785,267		651,507	20.5%
Average common shares outstanding - diluted	785,267		651,507	20.5

nm - not meaningful

* - ratios are annualized

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)

	2011			2010			3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter		Third Quarter	’11 vs. ’10 Change
Interest income	$281,970	288,052	298,432	313,557		326,490	(13.6)%
Interest expense	53,367	57,091	60,998	71,590		81,030	(34.1)

Net interest income	228,603	230,961	237,434	241,967		245,460	(6.9)
Provision for losses on loans	102,325	120,159	141,746	252,401		239,020	(57.2)

Net interest income (expense) after provision for losses on loans	126,278	110,802	95,688	(10,434)		6,440	nm

Non-interest income:
Service charges on deposit accounts	20,039	19,238	20,318	24,248		26,711	(25.0)
Fiduciary and asset management fees	11,631	11,879	11,537	11,039		10,408	11.8
Brokerage revenue	6,556	6,291	6,220	8,750		6,736	(2.7)
Mortgage revenue	7,427	5,547	2,495	11,039		10,163	(26.9)
Bankcard fees	11,562	12,125	10,657	11,431		10,674	8.3
Investment securities gains (losses), net	62,873	377	1,420	(228)		(612)	nm
Other fee income	5,423	5,289	4,931	4,757		5,440	(0.3)
(Decrease) increase in fair value of private equity investments, net	(771)	(301)	132	1,500		3,521	nm
Other non-interest income	8,652	7,404	6,454	7,354		8,723	(0.8)

Total non-interest income	133,392	67,849	64,164	79,890		81,764	63.1

Non-interest expense:
Salaries and other personnel expense	93,184	91,749	93,100	104,744		105,933	(12.0)
Net occupancy and equipment expense	27,981	28,883	29,834	30,169		31,311	(10.6)
FDIC insurance and other regulatory fees	15,463	15,956	14,406	16,686		16,178	(4.4)
Foreclosed real estate expense	37,108	39,872	24,737	20,793		50,890	(27.1)
(Gains) losses on other loans held for sale, net	(846)	480	(2,226)	2,976		—	nm
Professional fees	10,135	10,893	9,236	12,154		12,424	(18.4)
Data processing expense	9,024	9,251	8,950	12,355		11,117	(18.8)
Restructuring charges	2,587	3,106	24,333	2,118		3,420	(24.4)
Loss (gain) on curtailment of post-retirement defined benefit plan	—	—	398	(7,092)		—	nm
Other operating expenses	27,916	22,225	36,948	34,103		37,738	(26.0)

Total non-interest expense	222,552	222,415	239,716	229,006		269,011	(17.3)

Income (loss) before income taxes	37,118	(43,764)	(79,864)	(159,550)		(180,807)	nm
Income tax expense (benefit)	6,910	(4,764)	(456)	5,884		360	nm

Net income (loss)	30,208	(39,000)	(79,408)	(165,434)		(181,167)	nm
Net (loss) income attributable to non-controlling interest	—	—	(220)	134		277	nm

Net income (loss) available to controlling interest	30,208	(39,000)	(79,188)	(165,568)		(181,444)	nm

Dividends and accretion of discount on preferred stock	14,541	14,504	14,466	14,430		14,394	1.0

Net income (loss) available to common shareholders	$15,667	(53,504)	(93,654)	(179,998)		(195,838)	nm

Basic EPS
Net income (loss) available to common shareholders	0.02	(0.07)	(0.12)	(0.23)		(0.25)	nm

Diluted EPS
Net income (loss) available to common shareholders	0.02	(0.07)	(0.12)	(0.23)		(0.25)	nm

Cash dividends declared per common share	0.01	0.01	0.01	0.01		0.01	—

Return on average assets *	0.42%	(0.55)%	(1.09)%	(2.12	) %	(2.27)	nm	bp
Return on average common equity *	3.20	(10.95)	(18.46)	(31.80)		(31.75)	nm

Average common shares outstanding - basic	785,280	785,277	785,243	785,122		784,916	0.0%
Average common shares outstanding - diluted	910,816	785,277	785,243	785,122		784,916	16.0

nm - not meaningful

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	September 30, 2011	December 31, 2010	September 30, 2010
ASSETS
Cash and due from banks	$452,034	389,021	385,687
Interest bearing funds with Federal Reserve Bank	2,750,953	3,103,896	3,113,435
Interest earning deposits with banks	21,560	16,446	22,271
Federal funds sold and securities purchased under resale agreements	189,304	160,502	177,350
Trading account assets, at fair value	17,467	22,294	15,061
Mortgage loans held for sale, at fair value	125,379	232,839	241,353
Other loans held for sale	53,074	127,365	50,302
Investment securities available for sale, at fair value	3,596,511	3,440,268	3,326,133

Loans, net of unearned income	20,102,086	21,585,763	22,581,036
Allowance for loan losses	(595,383)	(703,547)	(836,355)

Loans, net	19,506,703	20,882,216	21,744,681

Premises and equipment, net	488,074	544,971	555,919
Goodwill	24,431	24,431	24,431
Other intangible assets, net	9,482	12,434	13,463
Other assets	1,018,952	1,136,465	1,284,675

Total assets	$28,253,924	30,093,148	30,954,761

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,249,335	4,298,372	4,248,071
Interest bearing deposits, excluding brokered deposits	15,702,461	17,049,583	17,438,979
Brokered deposits	2,157,631	3,152,349	3,549,175

Total deposits	23,109,427	24,500,304	25,236,225

Federal funds purchased and other short-term borrowings	328,806	499,226	410,353
Long-term debt	1,522,334	1,808,161	1,743,097
Other liabilities	463,909	260,910	324,077

Total liabilities	25,424,476	27,068,601	27,713,752

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	944,538	937,323	934,991
Common stock, par value $1.00 (2)	790,974	790,956	790,751
Additional paid-in capital	2,254,068	2,293,264	2,306,578
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive income	32,189	57,158	91,112
Accumulated deficit	(1,078,145)	(966,607)	(793,190)

Total shareholders’ equity	2,829,448	2,997,918	3,216,066
Non-controlling interest in subsidiaries	—	26,629	24,943

Total equity	2,829,448	3,024,547	3,241,009

Total liabilities and equity	$28,253,924	30,093,148	30,954,761

(1)	Preferred shares outstanding: 967,870, at all periods presented
(2)	Common shares outstanding: 785,280,277; 785,262,837; and 785,057,350 at September 30, 2011 December 31, 2010, and September 30, 2010, respectively.
(3)	Treasury shares: 5,693,452, at all periods presented

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2011			2010
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,152,589	3,172,818	3,264,581	3,104,004	3,055,400
Yield	3.28%	3.46	3.56	3.76	4.08
Tax-exempt investment securities (2)	$27,903	31,264	44,228	51,400	62,659
Yield (taxable equivalent)	6.66%	6.73	6.84	7.16	6.82
Trading account assets	$14,601	16,881	20,281	16,037	14,970
Yield	5.76%	5.27	5.13	5.86	4.88
Commercial loans (3)	$16,535,371	16,983,912	17,555,733	18,315,882	19,041,500
Yield	4.88%	4.92	4.98	4.90	4.92
Consumer loans (3)	$3,869,698	3,879,042	3,914,222	3,988,849	4,048,929
Yield	5.06%	5.10	5.25	5.22	5.25
Allowance for loan losses	$(632,082)	(678,851)	(698,609)	(819,176)	(862,970)

Loans, net (3)	$19,772,987	20,184,103	20,771,346	21,485,555	22,227,459
Yield	5.09%	5.14	5.21	5.16	5.19
Mortgage loans held for sale	$91,257	79,340	152,981	260,759	194,487
Yield	5.74%	6.16	4.74	4.60	5.16
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$3,075,470	2,929,515	3,033,284	3,628,939	3,720,649
Yield	0.24%	0.25	0.25	0.25	0.25
Federal Home Loan Bank and Federal Reserve Bank stock (4)	$96,442	104,727	111,096	113,341	122,356
Yield	0.90%	0.87	0.90	0.59	0.87

Total interest earning assets	$26,231,249	26,518,648	27,397,797	28,660,035	29,397,980
Yield	4.28%	4.37	4.42	4.36	4.42

Interest Bearing Liabilities

Interest bearing demand deposits	$3,302,439	3,379,243	3,526,730	3,864,106	3,601,825
Rate	0.30%	0.32	0.33	0.33	0.36
Money market accounts	$6,636,751	6,306,399	6,550,623	6,874,367	6,788,768
Rate	0.73%	0.77	0.76	0.84	0.98
Savings deposits	$521,604	520,518	493,504	484,460	488,221
Rate	0.13%	0.14	0.14	0.14	0.14
Time deposits under $100,000	$2,131,453	2,124,525	2,212,215	2,383,411	2,511,830
Rate	1.27%	1.38	1.53	1.74	1.88
Time deposits over $100,000	$2,912,476	2,978,929	3,291,202	3,859,235	4,217,972
Rate	1.49%	1.57	1.65	1.77	1.88
Brokered money market accounts	$325,002	390,048	393,981	423,428	537,952
Rate	0.39%	0.47	0.51	0.54	0.80
Brokered time deposits	$2,053,811	2,471,620	2,665,314	2,956,904	3,261,113
Rate	1.88%	1.87	1.83	1.82	1.89

Total interest bearing deposits	$17,883,536	18,171,282	19,133,569	20,845,911	21,407,681
Rate	0.95%	1.01	1.05	1.14	1.28
Federal funds purchased and other short-term liabilities	$368,311	449,815	412,008	442,183	514,295
Rate	0.28%	0.26	0.29	0.33	0.36
Long-term debt	$1,693,673	1,901,130	1,891,576	1,729,991	1,811,153
Rate	2.45%	2.30	2.39	2.64	2.57

Total interest bearing liabilities	$19,945,520	20,522,227	21,437,153	23,018,085	23,733,129
Rate	1.06%	1.11	1.15	1.23	1.36

Non-interest bearing demand deposits	$5,175,521	4,911,044	4,821,237	4,433,849	4,310,459
Net interest margin	3.47%	3.51	3.52	3.37	3.33

Tax equivalent adjustment	$880	893	964	968	1,087

(1)	Yields and rates are annualized and include tax equivalent adjustment.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	September 30, 2011
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans

Multi-Family	$752,638	3.7%	$6,844	0.8%
Hotels	789,477	3.9	5,899	0.7
Office Buildings	791,441	3.9	17,077	2.0
Shopping Centers	1,001,547	5.0	19,312	2.2
Commercial Development	300,474	1.5	41,888	4.8
Warehouses	497,918	2.5	6,905	0.8
Other Investment Property	462,453	2.3	9,230	1.1

Total Investment Properties	4,595,948	22.8	107,155	12.4

1-4 Family Construction	221,900	1.1	21,119	2.4
1-4 Family Investment Mortgage	1,020,396	5.1	64,877	7.4
Residential Development	484,095	2.4	125,097	14.3

Total 1-4 Family Properties	1,726,391	8.6	211,093	24.1

Land Acquisition	1,119,947	5.6	231,638	26.5

Total Commercial Real Estate	7,442,286	37.0	549,886	63.0

Commercial , Financial, and Agricultural	4,901,492	24.4	154,235	17.7
Owner-Occupied Real Estate	3,911,614	19.5	86,897	10.0

Total Commercial & Industrial	8,813,106	43.9	241,132	27.7

Home Equity Lines	1,612,798	8.0	24,305	2.8
Consumer Mortgages	1,426,024	7.1	51,137	5.9
Credit Cards	267,810	1.3	—	—
Other Retail Loans	550,106	2.7	5,614	0.6

Total Retail	3,856,738	19.1	81,056	9.3
Unearned Income	(10,044)	nm	—	—

Total	$20,102,086	100.0%	$872,074	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans	3Q11 vs. 2Q11	3Q11 vs. 4Q10	3Q11 vs. 3Q10
Loan Type	September 30, 2011	% change (1)	% change (1)	% change

Multi-Family	$752,638	(31.5)%	(17.7)	(14.9)
Hotels	789,477	(11.2)	(11.8)	(18.7)
Office Buildings	791,441	(3.3)	(8.1)	(9.5)
Shopping Centers	1,001,547	(12.8)	(9.5)	(13.5)
Commercial Development	300,474	(19.2)	(28.3)	(28.5)
Warehouses	497,918	(18.0)	(7.7)	(6.3)
Other Investment Property	462,453	(1.9)	(8.9)	(12.2)

Total Investment Properties	4,595,948	(14.1)	(12.2)	(14.4)

1-4 Family Construction	221,900	(44.9)	(44.4)	(46.8)
1-4 Family Investment Mortgage	1,020,396	(17.8)	(12.7)	(11.6)
Residential Development	484,095	(36.0)	(33.1)	(43.8)

Total 1-4 Family Properties	1,726,391	(26.7)	(23.9)	(29.0)

Land Acquisition	1,119,947	(19.9)	(10.8)	(18.9)

Total Commercial Real Estate	7,442,286	(18.0)	(15.0)	(18.9)

Commercial , Financial, and Agricultural	4,901,492	(4.5)	(9.3)	(6.9)
Owner-Occupied Real Estate	3,911,614	2.4	(2.9)	(5.2)

Total Commercial & Industrial	8,813,106	(1.5)	(6.5)	(6.2)

Home Equity Lines	1,612,798	0.1	(2.9)	(3.5)
Consumer Mortgages	1,426,024	(6.8)	(4.5)	(6.0)
Credit Cards	267,810	(5.6)	(8.1)	(4.7)
Other Retail Loans	550,106	9.8	1.9	(0.3)

Total Retail	3,856,738	(1.5)	(3.2)	(4.1)
Unearned Income	(10,044)	56.8	(5.0)	(23.6)

Total	$20,102,086	(7.8)%	(9.2)	(11.0)

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2011			2010		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	’11 vs. ’10 Change
Non-performing Loans	$872,074	885,236	895,726	891,622	1,294,031	(32.6)%
Other Loans Held for Sale (1)	53,074	89,139	110,436	127,365	50,302	5.5
Other Real Estate	239,255	244,313	269,314	261,305	211,869	12.9
Non-performing Assets	1,164,403	1,218,688	1,275,476	1,280,292	1,556,202	(25.2)

Allowance for Loan Losses	595,383	631,401	678,426	703,547	836,355	(28.8)

Net Charge-Offs - Quarter	138,344	167,184	166,867	385,203	237,195	(41.7)
Net Charge-Offs - YTD	472,394	334,051	166,867	1,371,452	986,249	(52.1)
Net Charge-Offs / Average Loans - Quarter (2)	2.72%	3.22	3.12	6.93	4.12

Net Charge-Offs / Average Loans - YTD (2)	3.03	3.17	3.12	5.82	5.47

Non-performing Loans / Loans	4.34	4.32	4.27	4.13	5.73
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	5.71	5.85	5.97	5.83	6.81
Allowance / Loans	2.96	3.08	3.23	3.26	3.70

Allowance / Non-performing Loans	68.27	71.33	75.74	78.91	64.63
Allowance / Non-performing Loans (3)	145.12	161.55	176.08	192.60	177.98

Past Due Loans over 90 days and Still Accruing	$26,860	23,235	10,490	16,222	25,028	7.3%
As a Percentage of Loans Outstanding	0.13%	0.11	0.05	0.08	0.11

Total Past Dues Loans and Still Accruing	$199,561	199,804	201,754	176,756	253,748	(21.4)
As a Percentage of Loans Outstanding	0.99%	0.97	0.96	0.82	1.12

Restructured loans (accruing)	$640,324	551,603	545,416	464,123	409,768	56.3

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	September 30, 2011	December 31, 2010	September 30, 2010

Tier 1 Capital	$2,771,288	2,909,912	3,092,655
Total Risk-Based Capital	3,533,909	3,742,599	3,954,063
Tier 1 Capital Ratio	12.97%	12.79	13.06
Tier 1 Common Equity Ratio	8.50	8.63	9.07
Total Risk-Based Capital Ratio	16.54	16.45	16.70
Tier 1 Leverage Ratio	9.87	9.44	9.80
Common Equity as a Percentage of Total Assets (2)	6.67	6.85	7.37
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.56	6.73	7.26
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.66	8.90	9.47
Book Value Per Common Share (4) (5)	2.07	2.29	2.57
Tangible Book Value Per Common Share (3) (5)	2.03	2.25	2.53

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).